Deferred tax liability	12 Months Ended
Dec. 31, 2020
Deferred tax liability [Abstract]
Deferred tax liability
18. Deferred tax liability

Total
US$’000
At January 1, 2019	6,161
Net movement during the year, as restated*	986
At December 31, 2019, as restated*	7,147
Net movement during the year	(535)
At December 31, 2020	6,612
* see note 27

A deferred tax liability arose in 2016 on the acquisition of Amryt GmbH. An intangible asset was recognized in relation to in process R&D. As the intangible asset only arises on consolidation and there may not be tax deductions available on sale, its tax base is nil.

When the intangible asset is amortized the tax difference will be reduced and the movement in the deferred tax liability will be recognized in profit or loss. The in-process R&D is currently not being amortized and as a result the deferred tax liability in relation to the Birken acquisition continues to be in place. As a Euro denominated liability, FX movements resulted in the deferred tax liability increasing by US$583,000 in the year.

Separately, a deferred tax liability was recognized in 2019 in connection with the acquisition of Aegerion Pharmaceuticals, Inc. (see Note 6, Business combinations and asset acquisitions). The intangible assets have been recognized at their fair value. As the transaction was completed as a share acquisition, the intangible assets were not re-based to fair value from a tax perspective with a deferred tax liability being recognized on acquisition. These intangibles are being amortized and the resulting reduction in the deferred tax liability will be recognized in profit or loss. There was a reduction in the liability of US$1,118,000 during the year.